                                                                   EXHIBIT 10.36


                          Amendment to Loan Documents


Borrowers:     Interplay Entertainment Corp. (successor by merger to Interplay
               Productions, a California corporation)

               Interplay OEM, Inc.

Date:          April 14, 2000

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL (formerly Greyrock Business Credit), a Division of Banc of America Commercial Finance Corporation (formerly known as NationsCredit Commercial Corporation) ("GBC"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024 and the borrowers named above (jointly and severally, "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated June 16, 1997 (as heretofore amended, the "Loan Agreement"), as follows, effective on the date hereof. (This Amendment, the Loan Agreement, the prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1. Extension of Maturity Date. Section 6.1 of the Loan Agreement is amended in its entirety to read as follows:

          "6.1  Maturity Date.  This Agreement shall continue in effect until
                -------------
          April 30, 2001 (the "Maturity Date")."

2.   Cash Collateral, Pledges and Guaranties.

          (a) The $2,500,000 Cash Collateral provided pursuant to Section 8.1 of the Schedule shall continue to be held by GBC, provided that said Cash Collateral shall be released by GBC upon receipt by GBC of the unaudited consolidated financial statements of Titus Interactive S.A. as of December 31, 1999 and for the six month period then ended.

          (b) The Continuing Guaranties of Interplay Productions Limited (U.K.) and Brian Fargo shall continue in full force and effect throughout the term of the Loan Agreement and until all Obligations have been paid and performed in full, and all pledge agreements executed and delivered by Brian Fargo and the other guarantors shall continue in full force and effect throughout the term of the Loan Agreement and until all Obligations have been paid and performed in full.

          (c) GBC agrees that, upon satisfaction of the conditions precedent set forth in Section 4 below, the Continuing Guaranty of Herve Caen with respect to the Borrower dated September 1, 1999 in favor of GBC shall be of no further force or effect, and Herve Caen shall have no further liability or obligations thereunder.

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Greyrock Capital                                     Amendment to Loan Documents
________________________________________________________________________________

     (d) Concurrently, Titus Interactive SA and Titus Software Corporation ("Titus US") shall execute and deliver to GBC a Continuing Guaranty with respect to all of the Obligations (the "Titus Guaranty") in such form as GBC shall specify, which Borrower shall cause to continue in full force and effect throughout the term of the Loan Agreement and until all Obligations have been paid and performed in full. The Titus Guaranty shall, as to Titus Interactive SA, amend and restate in its entirety the existing September 1, 1999 Guaranty of Titus Interactive SA. The Titus Guaranty shall be on the same terms and conditions as the existing September 1, 1999 Guaranty of Titus Interactive SA, as previously amended, except that the amount "$4,000,000" in Section 1A thereof, entitled "Limit of Liability," shall read "20,000,000".

3. Fee. In consideration for GBC entering into this Amendment, the Borrower shall pay GBC a fee of $400,000, which shall be in addition to all other interest and fees. Said fee shall payable on the earlier of April 30, 2001 or termination of the Loan Agreement, provided that if Borrower terminates the Loan Agreement and pays in full all of the Obligations prior to April 30, 2001, then such fee shall be reduced by $33,333 for each full month from the date the Loan Agreement terminates and all Obligations are paid in full to April 30, 2001.

4. Conditions Precedent. This Amendment shall not be effective unless and until the following conditions precedent has been satisfied, and Borrower agrees to cause such condition to be satisfied on or before April 30, 2000: (i) The Borrower shall receive additional cash consideration for the issuance of equity securities of Borrower of not less than $20,000,000 after the date hereof and shall provide evidence of the same to GBC reasonably acceptable to GBC, and (ii) Borrower and Titus Interactive SA shall enter into a loan agreement, pursuant to which Titus Interactive SA shall provide a $5 million line of credit to Borrower, and Borrower shall provide evidence of the same to GBC reasonably acceptable to GBC.

5. Consent. GBC consents to Borrower issuing its Series A Preferred Stock to Titus Interactive S.A. for a purchase price of $20,000,000, and agrees that any change in the controlling stock ownership of Borrower to Titus Interactive S.A. as a result of the issuance of said stock will not constitute an Event of Default under Section 7.1(n) of the Loan Agreement or any of the other provisions of the Loan Documents.

6. General Provisions. As herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect, and the same are hereby ratified and confirmed. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Amendment shall be governed by the laws of the State of California.

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Greyrock Capital                                     Amendment to Loan Documents
________________________________________________________________________________

Borrower:                                    GBC:

  INTERPLAY ENTERTAINMENT CORP.              GREYROCK CAPITAL, a Division of
                                             Banc of America Commercial Finance
                                             Corporation (formerly known as
                                             NationsCredit Commercial
                                             Corporation)
  By    /s/ Manuel Marrero
    -------------------------------
      President or Vice President


                                             By  /s/ Lisa Nagano
                                               ---------------------------------
                                             Title______________________________

Borrower:

  INTERPLAY OEM, INC.


  By    /s/ Manuel Marrero
    -------------------------------
      President or Vice President



                              Consent-Guarantors

     The undersigned, guarantors, acknowledge that their consent to the foregoing Agreement is not required, but the undersigned nevertheless do hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guarantees of the undersigned, or the security agreements, pledge agreements and other agreements between the undersigned and GBC, all of which are hereby ratified and affirmed.

    /s/ Brian Fargo                     Interplay Productions Limited (U.K.)
---------------------------------
Brian Fargo, individually

                                        By    /s/ Brian Fargo
                                          -----------------------------------
                                        Title________________________________


Titus Software Corporation,             Titus Interactive SA, a French
a California corporation                corporation

                                        By    /s/ Herve Caen
                                          -----------------------------------
By  /s/ Herve Caen                      Title________________________________
  -------------------------------
Title____________________________

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